UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 6, 2006 (April 3, 2006)

UAP Holding Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-51035	11-3708834
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7251 W. 4th Street Greeley, Colorado 80634
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (970) 356-4400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(c) On April 3, 2006, UAP Holding Corp. (the “Company”) appointed Allan Kessock, 46, to the newly created position of Chief Accounting Officer of the Company. Mr. Kessock joined the Company in February 2006 as corporate controller. From November 2005 to February 2006, Mr. Kessock served as the Director of Retail Planning and Analysis at Circuit City Stores, Inc., where he also served as an independent consultant from August 2005 to November 2005. From February 2005 to August 2005, Mr. Kessock served as Vice President and Treasurer for Affordable Residential Communities. Prior to that time, Mr. Kessock served in various positions at Ultimate Electronics, Inc., including Controller, Senior Vice President of Finance, Chief Financial Officer, and Senior Vice President of Operations, from 1985 to 2004.

Mr. Kessock is an at-will employee and has no employment contract with the Company.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UAP HOLDING CORP.
(Registrant)
Date: April 6, 2006
	By:	/s/ Todd A. Suko
Todd A. Suko
Vice President and Secretary